UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

EMC METALS CORP.
(Exact name of registrant as specified in its charter)
000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices) (Zip Code)

(775) 355-9500
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2013, EMC Metals Corp. (the “Company”) entered into a into a binding letter of intent to sell 100% of its interest in the Springer Mining Company, including all related mine, mill and tungsten resource assets, to Americas Bullion Royalty Corp., along with certain other Nevada properties, in consideration for USD$5,000,000 in cash. The terms of the sale provide for an immediate and full repayment of a matured USD$3,000,000 loan that was secured with the Springer assets.

The other Company properties included in this purchase are the Copper King (tungsten) property in Pershing county, Nevada, and the Carlin vanadium property in Elko county, Nevada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC Metals Corp.
Date September 16, 2013	(Registrant)

/s/ George Putnam
George Putnam, Chief Executive Officer